Exhibit 10.6

LINE OF CREDIT NOTE

$100,000	Date of Issuance: May 28, 2009

FOR VALUE RECEIVED, So Act Network, Inc., a Delaware corporation ("Borrower"), with an address at 5715 Will Clayton, Parkway, #6572 Humble, TX 77338, hereby promises to pay to the order of Greg Halpern ("Lender"), with an address at 5715 Will Clayton, Parkway, #6572 Humble, TX 77338 or any holder hereof may from time to time designate, the principal sum of One Hundred Thousand Dollars ($100,000) (the “Principal Amount”), or the aggregate unpaid principal amount of all Advances made or extended by Lender to Borrower pursuant to the Credit Line Agreement, in lawful money of the United States of America and in immediately available funds on or before the second (2nd) anniversary of the Date of the Issuance (the “Maturity Date”). It is the intent of the Borrower and Lender hereunder to create a Credit Line Agreement between Borrower and Lender whereby Borrower may borrow up to the Principal Amount from Lender; provided, however, that Lender has no obligation to lend Borrower any amounts hereunder and the decision to lend such money lies in the sole and complete discretion of the Lender. The undefined capitalized terms in this Note shall have the same respective meanings ascribed thereto in the Credit Line Agreement.

Notwithstanding anything to the contrary contained herein or in the Credit Line Agreement, unless earlier paid in accordance with the terms and conditions of this Note, the entire unpaid principal balance of this Note and all accrued but unpaid interest shall be due and payable on the Maturity Date. The principal balance of this Note may be paid in full at any time or in part from time to time, provided, however, that all payments of principal of this Note shall be accompanies by the payment of all accrued and unpaid interest under this Note.

The unpaid principal of this Note shall bear simple interest at the prime rate as of the Date of Issuance. Interest shall be calculated based on the principal balance as may be adjusted from time to time to reflect additional advances made hereunder. Interest on the unpaid balance of this Note shall accrue monthly but shall not be due and payable until such time as when the principal balance of this Note becomes due and payable. There shall be no penalty for early repayment of all or any part of the principal.

Upon the occurrence of any Event of Default, Lender may declare the entire amount due and owing hereunder to be immediately due and payable. Lender may also use all remedies in law and in equity to enforce and collect the amount owed under this Note.

No change, amendment, modification, termination, waiver, or discharge, in whole or in part, of any provision of this Note shall be effective unless in writing and signed by the Maker and Payee, and with respect to a waiver or discharge so given by the Payee, shall be effective only in the specific instance in which given.  The Maker acknowledges that this Note and the Maker’s obligations under this Note are, and shall at all times continue to be, absolute and unconditional in all respects, and shall at all times be valid and enforceable.  The Payee, at his discretion, may unilaterally offset any of his obligations to Maker by reducing any installments at any time payable under this Note.

In the event any one or more of the provisions contained in this Note should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

This Note binds Borrower and its successors and assigns, and Borrower hall have the right to assign, transfer or delegate its rights or obligations under this Note with Lender’s consent, and this Note shall inure to the benefit of Lender and its successors and assigns.   This Note shall be construed in accordance with and governed by the laws of the State of Delaware without giving effect to conflict of law principles.

[Signature Page Follows]

[Signature Page to the Note]

IN WITNESS WHEREOF, this Note has been executed and delivered on the date specified above by the duly authorized representative of the Company.

So Act Network, Inc.

By:	/s/ Greg Halpern
Name: Greg Halpern
Title: President

Greg Halpern

/s/ Greg Halpern